UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08044

Morgan Stanley High Yield Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley High Yield Fund, Inc. (MSY)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2009

Morgan Stanley High Yield Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2009, the Morgan Stanley High Yield Fund, Inc. (the “Fund”) had total returns of 22.76%, based on net asset value, and 27.98% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Barclays Capital U.S. Corporate High Yield -2% Issuer Cap Index (the “Index”), which returned 30.92%. On June 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $4.56, representing a 12.3% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  The market regained its footing in the first half of 2009 as investor panic subsided and signs emerged that the pace of economic contraction was slowing. Although economic data continued to suggest weakness, with corporate defaults and unemployment still on the rise, consumer confidence improved in the second quarter.

•                  Renewed investor confidence helped boost asset prices and high yield spreads narrowed from 1,794 basis points at the start of the year to 1,023 basis points by the end of June. Rising demand for high yield bonds prompted strong issuance as issuers sought to take advantage of the market’s liquidity.

•                  All sectors of the high yield market realized positive returns for the six-month reporting period, though performance varied widely. The best performing sectors were banking, real estate investment trusts (REITs) and brokerage, while the worst performers were integrated energy, electric utilities and building materials.

•                  With regard to credit quality, the lowest quality segment of the market turned in the best performance, with CCC rated securities outperforming higher quality BB and B rated securities for the period.

•                  The Fund’s emphasis on higher quality issues hindered relative performance as the lower quality segment of the market outperformed. Underweight allocations to banking and brokerage were disadvantageous as these sectors were among the best performers during the reporting period.

•                  The portfolio maintained an underweight allocation in building materials, which was beneficial as the sector’s performance lagged during the period. Overweights in chemicals and consumer cyclical services also helped boost returns.

Management Strategies

•                  We continued to position the portfolio more conservatively, favoring higher quality issues in what we believe to be relatively stable industries such as health care, energy, cable and telecommunications.

•                  We largely avoided the banking and brokerage sectors (typically a small segment of the high yield market) as we believed these sectors remained too risky.

Morgan Stanley High Yield Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

•                  We remain cautious on the lower quality segment of the market as we believe future defaults in the market will likely come from this group. While the portfolio’s performance was impacted by its underweight to CCC rated securities, we believe that until the economy begins to show more strength, the risk/reward characteristics of these securities remain unattractive.

•                  As of the end of the period, the Fund’s major sector overweights included health care, energy, cable and telecom. Key sector underweights included banking, brokerage, REITs and retailers.

Sincerely,

Randy Takian
President and Principal Executive Officer	July 2009

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee was higher than but close to the peer group average, and the total expense ratio was higher than the peer group average. After discussion, the Board concluded that the total expense ratio, although higher than the peer group average, was acceptable because the management fee was competitive with the peer group average. The Board also concluded that the Fund’s performance was competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
CORPORATE BONDS AND NOTES (96.0%)
Aerospace (1.2%)
Hexcel Corp.,
6.75%, 2/1/15	$510	$476
L-3 Communications Corp.,
7.63%, 6/15/12	380	382
		858
Broadcasting (1.3%)
LIN Television Corp.,
6.50%, 5/15/13	230	155
Univision Communications, Inc.,
7.85%, 7/15/11	785	777
		932
Cable (6.1%)
Anixter, Inc.,
10.00%, 3/15/14 (a)	560	560
Charter Communications Operating LLC/Charter Communications Operating Capital,
10.88%, 9/15/14 (b)(c)	980	1,019
CSC Holdings, Inc.,
8.63%, 2/15/19 (c)	995	973
DirecTV Holdings LLC/DirecTV Financing Co.,
6.38%, 6/15/15	70	65
7.63%, 5/15/16	630	616
Dish DBS Corp.,
6.63%, 10/1/14	715	661
Virgin Media Finance plc,
8.75%, 4/15/14	90	88
9.13%, 8/15/16	385	373
		4,355
Chemicals (4.3%)
Airgas, Inc.,
7.13%, 10/1/18 (a)(c)	755	710
Ashland, Inc.,
9.13%, 6/1/17 (c)	345	360
Berry Plastics Corp.,
8.88%, 9/15/14	670	568
Innophos Holdings, Inc.,
9.50%, 4/15/12 (c)	260	229
Innophos, Inc.,
8.88%, 8/15/14	150	138
Koppers, Inc.,
9.88%, 10/15/13	250	247
Terra Capital, Inc.,
7.00%, 2/1/17	455	418
Westlake Chemical Corp.,
6.63%, 1/15/16	455	400
		3,070
Consumer Products (1.3%)
Goodyear Tire & Rubber Co. (The),
10.50%, 5/15/16	575	584
Oxford Industries, Inc.,
8.88%, 6/1/11	380	382
		966
Energy (14.1%)
Atlas Energy Resources LLC,
10.75%, 2/1/18 (c)	645	611
Chaparral Energy, Inc.,
8.50%, 12/1/15	755	472
8.88%, 2/1/17	100	62
Chesapeake Energy Corp.,
6.38%, 6/15/15	150	134
7.50%, 9/15/13 (a)	720	693
7.63%, 7/15/13	135	129
Cie Generale de Geophysique-Veritas S.A.,
7.50%, 5/15/15	345	318
Cimarex Energy Co.,
7.13%, 5/1/17	140	124
Forest Oil Corp.,
7.25%, 6/15/19	140	126
7.75%, 5/1/14	360	347
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15 (c)	980	833
Key Energy Services, Inc.,
8.38%, 12/1/14	545	484
Massey Energy Co.,
6.88%, 12/15/13	750	690
Newfield Exploration Co.,
6.63%, 9/1/14 (a)	1,070	991
7.13%, 5/15/18	115	105
OPTI Canada, Inc.,
8.25%, 12/15/14	380	253

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Energy (cont’d)
Orion Power Holdings, Inc.,
12.00%, 5/1/10	$250	$260
PetroHawk Energy Corp.,
10.50%, 8/1/14 (c)	580	596
Pioneer Natural Resources Co.,
6.65%, 3/15/17	284	250
Plains Exploration & Production Co.,
7.63%, 6/1/18	125	113
7.75%, 6/15/15 (a)	1,040	978
SandRidge Energy, Inc. PIK,
8.63%, 4/1/15 (a)	905	817
Western Refining, Inc.,
11.25%, 6/15/17 (c)	760	678
		10,064
Financials (4.0%)
CB Richard Ellis Services, Inc.,
11.63%, 6/15/17 (c)	575	562
General Motors Acceptance Corp. LLC,
6.75%, 12/1/14 (c)	657	522
6.88%, 9/15/11 (c)	829	734
JBS USA LLC/JBS USA Finance, Inc.,
11.63%, 5/1/14 (c)	780	741
LPL Holdings, Inc.,
10.75%, 12/15/15 (c)	315	279
		2,838
Food and Drug (0.9%)
Axcan Intermediate Holdings, Inc.,
12.75%, 3/1/16	215	219
M-Foods Holdings, Inc.,
9.75%, 10/1/13 (c)	210	203
SUPERVALU, Inc.,
7.50%, 11/15/14	225	217
		639
Food/Tobacco (2.3%)
Constellation Brands, Inc.,
7.25%, 9/1/16 - 5/15/17	780	725
Michael Foods, Inc.,
8.00%, 11/15/13	405	397
Smithfield Foods, Inc.,
7.00%, 8/1/11	515	492
		1,614
Forest Products (5.7%)
Crown Americas LLC/Crown Americas Capital Corp.,
7.63%, 11/15/13 (a)	335	328
Georgia-Pacific LLC,
7.13%, 1/15/17 (c)	520	486
Glatfelter,
7.13%, 5/1/16	145	134
Graham Packaging Co. LP/GPC Capital Corp. I,
9.88%, 10/15/14 (a)	830	776
Graphic Packaging International, Inc.,
9.50%, 8/15/13	370	355
Owens-Brockway Glass Container, Inc.,
8.25%, 5/15/13 (a)	1,175	1,187
Verso Paper Holdings LLC/Verso Paper, Inc.,
9.13%, 8/1/14	510	240
11.50%, 7/1/14 (c)	630	580
		4,086
Gaming/Leisure (6.2%)
Ameristar Casinos, Inc.,
9.25%, 6/1/14 (c)	455	466
Boyd Gaming Corp.,
7.75%, 12/15/12	356	333
Harrahs Operating Escrow LLC/Harrahs Escrow Corp.,
11.25%, 6/1/17 (c)	1,255	1,192
Host Hotels & Resorts LP,
6.38%, 3/15/15 (a)	450	392
7.13%, 11/1/13 (a)	450	425
Las Vegas Sands Corp.,
6.38%, 2/15/15	545	406
MGM Mirage,
10.38%, 5/15/14 (c)	610	636
13.00%, 11/15/13 (c)	520	572
		4,422
Health Care (11.1%)
Apria Healthcare Group, Inc.,
11.25%, 11/1/14 (a)(c)	765	742
Biomet, Inc.,
11.63%, 10/15/17	625	616
CHS/Community Health Systems, Inc.,
8.88%, 7/15/15 (a)	910	896

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Health Care (cont’d)
FMC Finance III S.A.,
6.88%, 7/15/17 (a)	$610	$570
Fresenius Medical Care Capital Trust IV,
7.88%, 6/15/11	440	450
HCA, Inc.,
5.75%, 3/15/14	200	161
6.25%, 2/15/13 (a)	390	343
9.13%, 11/15/14 (a)	1,071	1,063
Healthsouth Corp.,
10.75%, 6/15/16	595	601
Invacare Corp.,
9.75%, 2/15/15	100	102
Omnicare, Inc.,
6.75%, 12/15/13	495	448
6.88%, 12/15/15	395	359
Sun Healthcare Group, Inc.,
9.13%, 4/15/15	330	328
Tenet Healthcare Corp.,
7.38%, 2/1/13 (a)	990	896
Warner Chilcott Corp.,
8.75%, 2/1/15	395	395
		7,970
Housing (0.8%)
Interface, Inc.,
9.50%, 2/1/14	535	495
Pulte Homes, Inc.,
6.38%, 5/15/33	70	46
		541
Information Technology (2.4%)
First Data Corp.,
9.88%, 9/24/15 (a)	825	590
Flextronics International Ltd.,
6.50%, 5/15/13	452	434
SunGard Data Systems, Inc.,
9.13%, 8/15/13	445	423
Vangent, Inc.,
9.63%, 2/15/15	330	275
		1,722
Manufacturing (3.0%)
Baldor Electric Co.,
8.63%, 2/15/17	205	191
Bombardier, Inc.,
6.30%, 5/1/14 (c)	1,010	889
Johnsondiversey, Inc.,
9.63%, 5/15/12	511	509
RBS Global, Inc./Rexnord LLC,
9.50%, 8/1/14 (a)	690	593
		2,182
Metals (4.8%)
ArcelorMittal,
9.85%, 6/1/19	615	665
Foundation PA Coal Co. LLC,
7.25%, 8/1/14	170	167
Freeport-McMoran Copper & Gold, Inc.,
8.38%, 4/1/17	1,030	1,039
Novelis, Inc.,
7.25%, 2/15/15	780	597
Teck Resources Ltd.,
10.25%, 5/15/16 (c)	905	949
		3,417
Retail (5.1%)
Brown Shoe Co., Inc.,
8.75%, 5/1/12	510	467
Eye Care Centers of America,
10.75%, 2/15/15	895	899
Neiman Marcus Group, Inc. (The) PIK,
9.00%, 10/15/15	430	256
Oxford Industries, Inc.,
11.38%, 7/15/15 (c)	625	609
Rite Aid Corp.,
8.63%, 3/1/15	605	405
Sally Holdings LLC/Sally Capital, Inc.,
9.25%, 11/15/14	1,020	1,020
		3,656
Services (1.5%)
Aramark Corp.,
8.50%, 2/1/15	135	132
Expedia, Inc.,
8.50%, 7/1/16 (c)	305	294
Ticketmaster Entertainment, Inc.,
10.75%, 7/28/16 (c)	725	649
		1,075

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Telecommunications (6.8%)
Frontier Communications Corp.,
7.13%, 3/15/19	$305	$262
9.00%, 8/15/31	410	340
Intelsat Corp.,
9.25%, 6/15/16 (a)(c)	1,480	1,424
Nielsen Finance LLC/Nielsen Finance Co.,
11.63%, 2/1/14 (c)	925	923
Sprint Capital Corp.,
6.90%, 5/1/19 (a)	1,500	1,249
Wind Acquisition Finance S.A.,
10.75%, 12/1/15 (c)	495	497
Windstream Corp.,
8.13%, 8/1/13	210	204
		4,899
Transportation (1.8%)
ArvinMeritor, Inc.,
8.75%, 3/1/12	440	280
Ford Motor Credit Co. LLC,
7.25%, 10/25/11 (a)	1,175	1,017
		1,297
Utilities (10.4%)
AES Corp. (The),
7.75%, 3/1/14	160	152
8.00%, 6/1/20 (a)	840	758
8.75%, 5/15/13 (c)	330	337
Dynegy Holdings, Inc.,
7.75%, 6/1/19	475	372
Edison Mission Energy,
7.75%, 6/15/16	545	447
El Paso Corp.,
12.00%, 12/12/13	1,030	1,138
Intergen N.V.,
9.00%, 6/30/17 (c)	535	510
Ipalco Enterprises, Inc.,
8.63%, 11/14/11	165	167
Mirant Americas Generation LLC,
8.50%, 10/1/21 (a)	380	302
NRG Energy, Inc.,
7.38%, 1/15/17	470	444
Ormat Funding Corp.,
8.25%, 12/30/20	630	504
RRI Energy, Inc.,
7.88%, 6/15/17	450	405
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/1/15 (d)	1,535	963
Williams Cos., Inc.,
7.88%, 9/1/21 (a)	955	943
		7,442
Wireless Communications (0.9%)
American Tower Corp.,
7.13%, 10/15/12	330	334
Nextel Communications, Inc.,
6.88%, 10/31/13	395	329
		663
TOTAL CORPORATE BONDS AND NOTES (Cost $70,143)		68,708

	Shares
COMMON STOCK (0.0%)
Utilities (0.0%)
SW Acquisition LP (e)(f)(g) (Cost $—)	1	—

PREFERRED STOCK (0.2%)
Wireless Communications (0.2%)
Preferred Blocker, Inc.,
7.00% (c) (Cost $177)	339	146

SHORT-TERM INVESTMENT (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional
Class (h) (Cost $2,712)	2,712,121	2,712
TOTAL INVESTMENTS (100.0%) (Cost $73,032)		71,566
LIABILITIES IN EXCESS OF OTHER ASSETS		(10,931)
NET ASSETS		$60,635

(a)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2009.
(b)	Issuer is in default.
(c)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(d)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.
(e)	Security has been deemed illiquid at June 30, 2009.
(f)	Non-income producing security.
(g)

At June 30, 2009 the Fund held less than $500 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(h)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
PIK	Payment-in-kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Assets:
Common Stock
Utilities	$—	$—	$—	**	$— **
Corporate Bonds and Notes
Aerospace	—	858	—		858
Broadcasting	—	932	—		932
Cable	—	4,355	—		4,355
Chemicals	—	3,070	—		3,070
Consumer Products	—	966	—		966
Energy	—	10,064	—		10,064
Financials	—	2,838	—		2,838
Food and Drug	—	639	—		639
Food/Tobacco	—	1,614	—		1,614
Forest Products	—	4,086	—		4,086
Gaming/Leisure	—	4,422	—		4,422
Health Care	—	7,970	—		7,970
Housing	—	541	—		541
Information Technology	—	1,722	—		1,722
Manufacturing	—	2,182	—		2,182
Metals	—	3,417	—		3,417
Retail	—	3,656	—		3,656
Services	—	1,075	—		1,075
Telecommunications	—	4,899	—		4,899
Transportation	—	1,297	—		1,297
Utilities	—	7,442	—		7,442
Wireless Communications	—	663	—		663
Total Corporate Bonds and Notes	—	68,708	—		68,708
Preferred Stock
Wireless Communications	—	146	—		146
Short-Term Investment
Investment Company	2,712	—	—		2,712
Total Assets	2,712	68,854	—	**	71,566
Liabilities:
Reverse Repurchase Agreement	—	(11,681)	—		(11,681)
Total Liabilities	—	(11,681)	—		(11,681)
Total	$2,712	$57,173	$—	**	$59,885

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Balance as of 12/31/08	$—	**
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 6/30/09	$—	**
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 6/30/09.	$—

**  Includes a security which is valued at zero.

Portfolio Composition

Classification	Percentage of Total Investments
Energy	14.1%
Health Care	11.1
Utilities	10.4
Telecommunications	6.8
Gaming/Leisure	6.2
Cable	6.1
Forest Products	5.7
Retail	5.1
Other*	30.7
Short-Term Investment	3.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley High Yield Fund, Inc.

June 30, 2009

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $70,320)	$68,854
Investment in Security of Affiliated Issuer, at Value (Cost $2,712)	2,712
Total Investments in Securities, at Value (Cost $73,032)	71,566
Interest Receivable	1,396
Receivable for Investments Sold	237
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	73,201
Liabilities:
Payable For:
Reverse Repurchase Agreement	11,709
Dividends Declared	466
Lehman Brothers Closed Swap Transactions	166
Bank Overdraft	124
Investment Advisory Fees	35
Administration Fees	3
Custodian Fees	1
Directors’ Fees and Expenses	—	@
Other Liabilities	62
Total Liabilities	12,566
Net Assets
Applicable to 11,657,223 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$60,635
Net Asset Value Per Share	$5.20
Net Assets Consist of:
Common Stock	$117
Paid-in Capital	151,647
Undistributed Net Investment Income	807
Accumulated Net Realized Loss	(90,366)
Unrealized Appreciation (Depreciation) on Investments	(1,570)
Net Assets	$60,635

@ Amount is less than $500.

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Operations

Six Months Ended June 30, 2009 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,372
Dividends from Securities of Unaffiliated Issuers	9
Dividends from Security of Affiliated Issuer	3
Total Investment Income	3,384
Expenses:
Investment Advisory Fees (Note B)	194
Professional Fees	35
Administration Fees (Note C)	22
Stockholder Reporting Expenses	10
Stockholder Servicing Agent Fees	6
Custodian Fees (Note D)	2
Directors’ Fees and Expenses	1
Other Expenses	17
Expenses Before Non Operating Expenses	287
Interest Expense on Reverse Repurchase Agreements	218
Bank Overdraft Expense	— @
Total Expenses	505
Waiver of Administration Fees (Note C)	(3)
Rebate from Morgan Stanley Affiliates (Note G)	(1)
Expense Offset (Note D)	— @
Net Expenses	501
Net Investment Income	2,883
Net Realized Gain (Loss) on:
Investments	(6,553)
Foreign Currency Transactions	22
Net Realized Loss	(6,531)
Change in Unrealized Appreciation (Depreciation) on:
Investments	15,100
Foreign Currency Translations	— @
Change in Unrealized Appreciation (Depreciation)	15,100
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	8,569
Net Increase in Net Assets Resulting from Operations	$11,452

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley High Yield Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited) (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$2,883	$5,994
Net Realized Loss	(6,531)	(14,485)
Net Change in Unrealized Appreciation (Depreciation)	15,100	(10,048)
Increase from Payment by Affiliate (Note H)	—	80
Net Increase (Decrease) in Net Assets Resulting from Operations	11,452	(18,459)
Distributions from and/or in Excess of:
Net Investment Income	(2,682)	(5,622)
Capital Share Transactions:
Repurchase of Shares (10,800 and 22,695 shares)	(46)	(126)
Total Increase (Decrease)	8,724	(24,207)
Net Assets:
Beginning of Period	51,911	76,118
End of Period (Including Undistributed Net Investment Income of $807 and $606)	$60,635	$51,911

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Cash Flows

Six Months Ended June 30, 2009 (unaudited) (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$16,322
Purchase of Long-Term Investments	(18,697)
Net (Increase) Decrease in Short-Term Investments	22
Net Increase (Decrease) in Cash Overdrafts	124
Net Realized Gain (Loss) for Foreign Currency Transactions	22
Net Investment Income	2,883
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(4)
Net (Increase) Decrease in Payables Related to Operations	10
Accretion/Amortization of Discounts and Premiums	(143)
Net Cash Provided (Used) by Operating Activities	539
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	42,752
Cash Paid for Reverse Repurchase Agreements	(40,180)
Payment for Fund Shares Repurchased	(46)
Cash Distributions Paid	(3,346)
Net Cash Provided (Used) for Financing Activities	(820)
Net Increase (Decrease) in Cash	(281)
Cash at Beginning of Period	281
Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$227

The accompanying notes are an integral part of the financial statements.	15

Morgan Stanley High Yield Fund, Inc.

June 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2009 (unaudited)		2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$4.45		$6.51		$6.71		$6.62	$7.14	$6.96
Net Investment Income†	0.25		0.52		0.48		0.45	0.55	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.73		(2.11)		(0.21)		0.10	(0.55)	0.21
Total from Investment Operations	0.98		(1.59)		0.27		0.55	0.00	0.85
Distributions from and/or in excess of:
Net Investment Income	(0.23)		(0.48)		(0.47)		(0.46)	(0.52)	(0.67)
Increase from Payment by Affiliate	—		0.01		—		—	—	—
Anti-Dilutive Effect of Share Repurchase Program	0.00	‡	0.00	‡	0.00	‡	—	—	—
Net Asset Value, End of Period	$5.20		$4.45		$6.51		$6.71	$6.62	$7.14
Per Share Market Value, End of Period	$4.56		$3.76		$5.75		$5.96	$5.67	$6.51
TOTAL INVESTMENT RETURN:
Market Value	27.98	%#	(27.39)%		4.51%		13.81%	(5.36)%	10.27%
Net Asset Value(1)	22.76	%#	(23.75	)%**	4.94%		9.91%	0.74%	13.82%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$60,635		$51,911		$76,118		$78,536	$77,437	$83,492
Ratio of Expenses to Average Net Assets(2)	1.81	%*+	1.57	%+	1.64	%+	2.02%	2.17%	1.45%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.02	%*+	1.02	%+	0.93	%+	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets(2)	10.42	%*+	8.94	%+	7.19	%+	6.83%	7.99%	9.14%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%		0.00	%§	N/A	N/A	N/A
Portfolio Turnover Rate	26	%#	51%		38%		34%	56%	55%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.82	%*+	1.59	%+	1.67	%+	2.05%	2.20%	1.45%
Ratio of Net Investment Income to Average Net Assets	10.41	%*+	8.92	%+	7.16	%+	6.80%	7.96%	9.14%

(1)          Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

**          The Adviser reimbursed the Fund for losses incurred on derivative transactions that breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total investment return shown above, Without this reimbursement, the total investment return based on net asset value would have been (23.93)%. (See Note H within the Notes to Financial Statements)

*                 Annualized

#                 Not Annualized

§                 Amount is less than 0.005%

+                 The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

16	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements

The Morgan Stanley High Yield Fund, Inc. (the “Fund”) was incorporated on September 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to seek a high level of current income and as a secondary objective, to seek capital appreciation. The Fund seeks to achieve these objectives through investments primarily in high yield securities. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to high yield securities, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At June 30, 2009, the Fund had a reverse repurchase agreement outstanding with UBS as follows:

Maturity in Less than 365 Days
Value of Securities Subject to Repurchase	$20,346,000
Liability Under Reverse Repurchase Agreement	$11,709,000
Weighted Average Days to Maturity	36.44

The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2009 was approximately $10,479,000 at a weighted average weekly interest rate of 4.14%.

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

4.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate,

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options: If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps: A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4), effective November 30, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Structured Investments: The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Mortgage Derivatives: Mortgage derivatives derive their value from the value of underlying mortgages. Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages. Mortgage derivatives include Collateralized Mortgage Obligations (“CMOs”), Commercial Mortgage-Backed Securities (“CMBSs”) and Stripped Mortgage-Backed Securities (“SMBSs”).

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161,

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

“Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table set forth by primary risk exposure the Fund’s realized gains (losses) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Exchange Contracts	$—	@

@ Amount is less than $500.

5.              Bank Loans: The Fund may invest up to 20% of its assets in public bank loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s Investors Service (“Moody’s”) BBB or higher by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or below investment grade (below Baa by Moody’s or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

At June 30, 2009, the Fund did not have any outstanding bank loans.

6.              Fair Value Measurement: In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•      Level 1 — quoted prices in active markets for identical securities

•      Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.              Subsequent Event: In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

8.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund’s average weekly net assets.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2009, approximately $3,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$5,622	$—	$5,465	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$478	$3,685	$(4,163)

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$617	$—

At June 30, 2009, the U.S. Federal income tax cost basis of investments was approximately $73,032,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $1,466,000 of which $3,023,000 related to appreciated securities and $4,489,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and currency losses of approximately $9,472,000 and $1,000, respectively.

At December 21, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $74,051,000 to offset against future capital gains of which $4,214,000 will expire on December 31, 2009, $24,375,000 will expire on December 31, 2010, $38,087,000 will expire on December 31, 2011, $241,000 will expire on December 31, 2012, $657,000 will expire on December 31, 2014 and $6,477,000 will expire on December 31, 2016. During the year ended December 31, 2008, the Fund had expired capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,163,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio. For the six months ended June 30, 2009, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

investment in the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$1,784	$16,004	$15,076	$3	$2,712

During the six months ended June 30, 2009, the Fund made purchases and sales totaling approximately $18,531,000 and $16,689,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2009, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.    Reimbursement by Affiliate: For the year ended December 31, 2008, the Adviser reimbursed the Fund for a loss of approximately $80,000 incurred on derivative transactions that breached an investment guideline of the Fund during the period. The amount is reflected in the Statements of Changes in Net Assets.

I.      Other: A substantial portion of the Fund’s total investments consists of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Assets and Liabilities and the differences could be material.

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the six months ended June 30, 2009, the Fund repurchased 10,800 of its shares at an average discount of 10.69% from net asset value per share. Since the inception of the program, the Fund has repurchased 43,225 of its shares at an average discount of 12.09% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors

On June 19, 2009, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.04 per share, derived from net investment income, payable on July 15, 2009, to stockholders of record on June 30, 2009.

J.     Supplemental Proxy Information: On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Michael Bozic	8,859,235	1,970,896
Michael F. Klein	8,867,749	1,962,382
W. Allen Reed	8,864,579	1,965,552

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Fund Management

The Fund is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Andrew Findling, an Executive Director of the Adviser, and Dennis M. Schaney, a Managing Director of the Adviser.

Mr. Findling has been associated with the Adviser in an investment management capacity since October 2008 and began managing the Fund in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader (July 2005 to September 2008) and, prior to that, was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader (2003-2004), assistant portfolio manager and trader (2002-2003) and assistant trader (2000-2002). Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003).

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley High Yield Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-(800) 231-2608

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•      We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•      We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•      We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•      We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•      If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

Morgan Stanley High Yield Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Morgan Stanley High Yield Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief Financial Officer
James F. Higgins
Carsten Otto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CEMSYSAN
IU09-03498I-Y06/09

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Morgan Stanley High Yield Fund, Inc.*

TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
January	—	—	—	Unlimited
February	10,800	$4.22	10,800	Unlimited
March	—	—	—	Unlimited
April	—	—	—	Unlimited
May	—	—	—	Unlimited
June	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 6/19/2007.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley High Yield Fund, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 20, 2009